SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 18, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission               RS Employer
jurisdiction                        File Number              Identification
of incorporation                                             Number

Delaware                              1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On  February  18,  1999  registrant  issued  a press  release  entitled
Halliburton Dividend Declaration and Shareholders' Meeting pertaining, among other things, to an announcement that registrant's board of directors declared a first quarter dividend of 12.5 cents a share on registrant's common stock, payable March 25, 1999 to shareholders of record at the close of business on March 4, 1999. Registrant's annual meeting of shareholders was set for May 18, 1999 in Dallas, Texas. Record date for determination of shareholders entitled to vote at such meeting is March 22, 1999 at the close of business.


Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated February 18, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:    February 22, 1999                  By: /s/ Susan S. Keith
                                               ------------------------
                                                    Susan S. Keith
                                                    Vice President and Secretary







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                                  EXHIBIT INDEX


Exhibit                                                           Sequentially
Number                     Description                            Numbered Page

20                         Press Release of                       5 of 5
                           February 18, 1999
                           Incorporated by Reference







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